Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12 — INCOME TAXES

The Company, or one of its subsidiaries, is subject to U.S. federal income tax and income taxes of multiple state jurisdictions.  The Company provides for income taxes based on the enacted tax laws and rates in jurisdictions in which it conducts its operations.  Prior to the Spin-off, the Company was included in the consolidated federal, state and local income tax returns filed by CHS and calculated income taxes for the purpose of carve-out financial statements using the “separate return method”.  The Company deemed the amounts that it would have paid to or received from the U.S. Internal Revenue Service and certain state jurisdictions, had QHC not been a member of CHS’ consolidated tax group, to be immediately settled with CHS through Due to Parent, net in the consolidated and combined balance sheets. The Company is filing its own consolidated federal, state and local income tax returns after the Spin-off.

The following table provides a summary of the components of the provision for (benefit from) income taxes (in thousands):

	Year Ended December 31,
	2016	2015	2014

Current:
Federal	$—	$—	$—
State	530	762	572
Total provision for (benefit from) current income taxes	530	762	572
Deferred:
Federal	(51,177)	1,749	4,790
State	(3,228)	793	217
Total provision for (benefit from) deferred income taxes	(54,405)	2,542	5,007
Total provision for (benefit from) income taxes	$(53,875)	$3,304	$5,579

The following table reconciles the differences between the statutory federal income tax rate and the Company’s effective tax rate (dollars in thousands):

	Year Ended December 31,
	2016		2015		2014
	Amount	%	Amount	%	Amount	%

Provision for (benefit from) income taxes at statutory federal tax rate	$(139,685)	35.0%	$2,814	35.0%	$4,527	35.0%
State income taxes, net of federal income tax benefit	(47,749)	12.0%	(171)	(2.1)%	(1,202)	(9.3)%
Net (income) loss attributable to noncontrolling interests	(872)	0.2%	(1,189)	(14.8)%	157	1.2%
Non-deductible goodwill and Spin-off costs	36,009	(9.0)%	—	—%	—	—%
Change in valuation allowance	94,745	(23.7)%	1,459	18.2%	1,791	13.8%
All other	3,677	(1.0)%	391	4.8%	306	2.4%
Total provision for (benefit from) income taxes and effective tax rate	$(53,875)	13.5%	$3,304	41.1%	$5,579	43.1%

Deferred income taxes are based on the estimated future tax effects of differences between the financial statement carrying values and tax bases of assets and liabilities under the provisions of the enacted tax laws.

The following table provides a summary of the components of deferred income tax assets and liabilities (in thousands):

	December 31,
	2016		2015
	Assets	Liabilities	Assets	Liabilities

Net operating loss and credit carryforwards	$72,195	$—	$53,558	$—
Property and equipment	—	10,447	—	80,429
Prepaid expenses	—	6,874	—	7,206
Goodwill and intangible assets	—	27,193	—	36,828
Investments in unconsolidated affiliates	298	—	—	1,772
Other current and long-term liabilities	39,112	965	25,634	776
Accounts receivable	1,532	10,290	5,561	1,841
Accrued vacation	9,506	—	9,209	—
Accrued liabilities	251	—	440	—
Deferred compensation	10,208	—	637	—
Other current and long-term assets	5,462	53	1,370	—
Total deferred income tax assets and liabilities, before valuation allowance	138,564	55,822	96,409	128,852
Valuation allowance	(114,216)	—	(8,587)	—
Total deferred income tax assets and liabilities	$24,348	$55,822	$87,822	$128,852
Total deferred income tax liabilities, net		$31,474		$41,030

At the end of 2016, the Company had federal net operating loss carryforwards of approximately $70.0 million, which will begin expiring in 2037. The Company also had state net operating loss carryforwards of approximately $635.1 million, which expire from 2017 to 2037. The Company has concluded that it is not more likely than not that it will realize the benefit of its deferred tax assets, and as a result, has recognized a valuation allowance of approximately $114.2 million. With respect to the deferred tax liability pertaining to goodwill and other intangibles, as included above, goodwill purchased in connection with certain business acquisitions is amortizable for income tax reporting purposes. However, for financial reporting purposes, there is no corresponding amortization allowed with respect to such purchased goodwill. As the Company does not expect to realize the state deferred tax assets, it has not recognized the corresponding federal benefit, and as such, the amounts presented above for 2016 do not include the benefit.  The 2015 amounts do include the federal benefit associated with the state deferred balances, as the Company anticipated realizing the benefits of its deferred tax assets at that time.

The valuation allowance increased by $105.6 million and $1.5 million for the years ended December 31, 2016 and 2015, respectively. The increase in valuation allowance for 2016 relates to the Company’s determination that the deferred tax assets, as described above, are not more likely than not to be realized. Of the 2016 increase, $10.0 million was allocated to additional paid-in capital as it relates to the Company’s pre-spin operating results, $0.9 million relates to deferred tax assets recorded through other comprehensive income, and the remainder, $94.7 million was recorded through tax expense. The change in valuation allowance for 2015 relates to the expected future realization of state net operating losses in certain income tax jurisdictions.

In the ordinary course of business there is inherent uncertainty in quantifying the Company’s income tax positions. The Company assesses its income tax positions and records tax benefits for all tax years subject to examination based on management’s evaluation of the facts, circumstances, and information available at the reporting date. The Company is not aware of any unrecognized tax benefits; and therefore has not recorded any such amounts for the years ended December 31, 2016, 2015 and 2014.  The Company classified interest and penalties, if any, related to its tax positions as a component of income tax expense in the consolidated and combined statements of income.